NASDAQ: FCTR 2006 Fourth Quarter and Year-End Conference Call Tuesday, February 6, 2007 1

Bob James President & CEO First Charter Corporation 2 2 3

Forward-Looking Statements This presentation contains forward-looking statements with respect to the financial condition and results of operations of First Charter Corporation. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, the Corporation's business plan and strategic initiatives, including the recent balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward-looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward-looking statements to reflect events and circumstances that arise after the date hereof. 5

Conference Call Outline 4 Highlights of 2006 and Fourth Quarter Performance Fourth Quarter and 2006 Financial Summary Growth Strategy Update 2007 Focus and Initiatives 2007 Earnings Guidance Questions 5 7

2006 Highlights 4 Record Net Income of $48.2 Million: Net Interest Margin Improves to 3.37% from 3.05% Excellent Credit Quality: Annual Net Charge-Offs fall to 0.11% from 0.27% Strong Commercial Loan Growth (period end) : Up $598 million Up 39.1% overall Up $272 million or 17.8% - excluding GBC 5 9

Core Deposits up $148.7 million, or 10.9% Despite Sale of Two Financial Centers 15th Consecutive Year of Increased Dividends Yield - 3.22%* Successful Reorganization of Sales and Marketing Team As of February 2, 2007 10 7 11 2006 Highlights

Strengthen Corporate Governance: Three New Board Members: New Financial Expert; Public Company Experience One Former Senior OCC Regulator One Former GBC Board Member 10 13 2006 Highlights

2006 Highlights List First Charter Center for Sale (March) Sale of Two Slow Growth Branches (September) New Consumer Loan Platform (October) Sell SEBS (November) Open 3 Branches In Raleigh (February) 15 Start Year With a Clean Balance Sheet FCTR Enters Atlanta Gwinnett Banking Co $398 MM (November) 15 Opened New Main Office in Lincolnton (June) Opened a Replacement Branch in Denver (NC) (July) Restructure of $151 Million in Securities (September)

Commercial Loan Average Balances Up 31%, or $473 Million Strong Credit Quality Continues...Net Charge-Offs 0.08% of Average Loans Record-Setting Customer Satisfaction 10 10 17 2006 Fourth Quarter Highlights 4Q06 versus 4Q05

Disappointment with Fourth Quarter Financial Performance Disappointment with Earnings Release Postponement 10 10 19 2006 Fourth Quarter Highlights 4Q06 versus 4Q05

9 21 Fourth Quarter Summary Chuck Caswell Chief Financial Officer

Affected by: Option Expense Acceleration of $0.7 Million GBC Merger-related Expense of $0.3 Million Employee Separation Expense of $0.2 Million Tax Rate Spike to 36.4% Due to Sale of SEBS 16 23 2006 Fourth Quarter Results

EPS $0.37 vs. $(0.27) ROAA 1.06% vs. (0.77)% ROAE 11.98% vs. (10.21)% Cash ROAE 14.59% vs. (10.75)% Efficiency 62.3% vs. 58.9% 16 13 25 2006 Fourth Quarter Results 4Q06 versus 4Q05

Net Interest Income FTE of $36.7 Million versus $33.5 Million Net Interest Margin Increased 7 bps from 3.33% to 3.40% Loan Yields Improved 21 bps from 7.35% to 7.56% Investment Portfolio Yields Improved 28 bps to 4.84% from 4.56% 17 14 4Q06 versus 3Q06 27 2006 Fourth Quarter Results

Net Interest Margin Analysis: GBC acquisition Sale of low-yield securities in Q3 Wholesale funding costs flattened out Commercial loan growth 17 15 4Q06 versus 3Q06 29 2006 Fourth Quarter Results 29

Loans 4Q05 1Q06 2Q06 3Q06 4Q06 Commercial 1.507 1.535 1.638 1.7 1.981 Mortgage 0.666 0.657 0.643 0.631 0.623 Consumer 0.75 0.748 0.74 0.739 0.733 Loan Growth-Opportunity is in a richer mix Total loan average balances up $412.5 million, or 14%. Commercial loans up 31.4%(up 15.3% ex-GBC). Mortgage loan cash flow helped fund commercial loan growth. 19 (In billions) 14% 22.8% 18.7% 31 31

41 23 Impact of GBC Acquisition on Loan Portfolio Composition More Commercial and Construction Loans Commercial Re Commercial Non Re Construction Mortgage Consumer Home Equity September 30, 2006 December 31, 2006 33

Compared to the 2006 3rd Qtr - Average Balances: GBC added $76 MM Branch Sale sold $24 MM Core Deposits were up $38 MM, or 9.8% annualized Compared to the 2005 4th Qtr - Average Balances: GBC added $76 MM Branch Sale sold $24 MM Core Deposits were up $94 MM, or 6.3% 11 18 Affected by GBC Acquisition and Branch Sale: 35 Low-Cost Core Deposit Growth

Low-Cost Core Deposit Growth Noninterest-bearing DDA average balances up 5.5% versus year ago. Interest Checking and Money Market averages up 6.7% versus year ago, inclusive of Branch Sale and GBC Deposits 4Q05 1Q06 2Q06 3Q06 4Q06 Interest Checking & MM 1.051 1.052 1.049 1.09 1.121 Noninterest Bearing 0.424 0.413 0.428 0.441 0.447 20 6.3% 19 37 (Avg. Bal. in billions)

Fourth Quarter Results Noninterest Income Up $18.1 Million, Affected by 2005 Fourth Quarter Balance Sheet Repositioning "Traditional" Elements: ATM/Debit Card/Merchant Up $0.4 Million, or 21% Mortgage Up $0.2 Million, or 29% Insurance Revenue Up $0.2 Million, or 6% Wealth Management Income Up $0.1 Million, or 12% Deposit Service Revenue Up $0.3 Million, or 3% Brokerage Up $0.3 Million, or 47% Bank-Owned Life Insurance Up $0.3 Million, or 31% 22 20 39 4Q06 versus 4Q05

Fourth Quarter Results Noninterest Expense Decreased $9.5 Million Comparison Affected by: Q4 2005 - Balance Sheet Reposition, Fixed Asset Recovery Q4 2006 - SEBS Sale, Option Acceleration, Severance, GBC Expenses Salaries Expense Up $3.8 Million, or 24%: GBC $1.1 Million Equity-Based Compensation $1.1 Million Raleigh Investment $0.4 Million Severance Expense Up $0.2 Million 24 21 41 4Q06 versus 4Q05

Asset Quality Remains Sound 22 4Q05 1Q06 2Q06 3Q06 4Q06 Past dues Past dues 0.49% 0.24% 0.28% 0.57% 0.47% Non-accrual loans Non-accrual loans Non-accrual loans 0.37% 0.31% 0.25% 0.23% 0.23% Non-performing assets Non-performing assets Non-performing assets 0.54% 0.51% 0.44% 0.41% 0.41% Net charge-offs Net charge-offs Net charge-offs 0.39% 0.10% 0.11% 0.13% 0.08% Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans Allowance for loan losses as a % of loans 0.98% 0.98% 0.96% 0.97% 0.99% Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans 266% 320% 380% 422% 436% 43

Growth Strategy Update 2 2 45

47 A REGIONAL FINANCIAL SERVICES COMPANY... DELIVERING COMMUNITY BANKING SERVICE Expanding the Enterprise

GBC Integration Update 4 Transaction Closed November 1, 2006 GBC Employee Training Underway New Technology Planned for Conversion Customer Communication Begun Credit Procedure and Process Integration Underway Conversion: March 17th Weekend 49

10 First branch opened October 2005 Three branches opened February 2006 New branch opened January 29, 2007 12/31/06 Loans $133.8 Deposits 31.8 Raleigh Performance On Track (In millions) 51

2002 2003 2004 6/27/1905 19068 40995 38607 41779 40481 33 Aggressively Acquiring New Customers Net Fee Revenue Per Account $260 2003 2002 2004 2005 2006 53

2007 Focus & Initiatives 2 2 55

2007 Focus & Initiatives Successful Integration of GBC Core Deposit Growth: New Markets New Products - Including remote capture Business and Commercial Lending Growth: New Lenders - Atlanta, Raleigh, and Charlotte Builder Group expands to South Carolina Expand SBA Capabilities in Charlotte and Raleigh 39 34 57

2007 Focus & Initiatives Net Interest Margin Improvement: Lower Proportion of Investment Securities Lower Proportion of Mortgage Loans Focus / Incentives to Drive Low-Cost Deposits 39 35 59

2007 Focus & Initiatives Solidify our Financial Infrastructure to Support our Growth Strategy: People Scalable Technology Third-Party Advice and Review 39 36 61

2007 Focus & Initiatives Rationalizing and Expanding our Franchise: Consolidate and Close Two Branches in Lincoln County and Cabarrus County New Raleigh Branch New Cabarrus County Branch 39 37 63

2007 Focus & Initiatives Increased Emphasis on Expense Control: New Accounts Payable Policy Continue to Explore Sale of the First Charter Center Disciplined Review and Approval of all new Projects and Staffing 39 38 65

2007 Earnings & Guidance 2 2 67

Key Assumptions* Loan Growth-11% to 13%: Concentrated in Commercial; expect Consumer to be up 4% to 6% and Mortgage to be down 4% to 6% Core Deposit Growth-9% to 11%: Concentrated in DDA and Money Market Deposits; expect CDs to be up 5% to 7% Non Interest Income-4% to 6%: Service Charges, Mortgage, Insurance and Brokerage to drive results Non Interest Expense-3% to 4%: Growth due to higher benefits costs; 4% Salary increases and technology-related spending 46 * Normalized for inclusion of GBC 40 69

Net Interest Margin-3.35% to 3.55%: May experience slight dip in Q1 before picking up in Q2 and beyond Net Charge-Offs-15 to 20 basis points of total loans: Allowing for credit trends to slip slightly from 2006 Income Tax Rate: Expect a tax rate in a range between 34.4% and 34.8% Interest Rate / Economic View: Assuming interest rates evolve along the implied forward rate path based on early December yield curve Anticipate GDP growth in 2.5% to 3.5% range for 2007 47 41 Key Assumptions 71

2006 Earnings Guidance 48 Earnings Per Share $1.64 - $1.70 Expect to opportunistically repurchase shares 42 73 73

Questions 2 2 75

Check our Web site at www.FirstCharter.com Questions and additional inquiries Bob James (704) 688-4520 Chuck Caswell (704) 688-1112 For Information About First Charter 30 44 77

NASDAQ: FCTR 79